EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned sole officer of Zhong Yuan Bio-Technology Holdings Limited, a Cayman Islands exempted company limited by shares (the "Corporation"), does hereby certify, to such officer's knowledge, that:

(1)  The Annual Report on Form 20-F for the year ended December 31, 2018 (the "Form 20-F") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 14, 2019	/s/ CHANG Ting Ting
President, Chief Executive Officer, Secretary, Chief Financial Officer and Sole Director